OPERATING AGREEMENT
                                       OF
                                AIM/NEW TECH LLC

                      A Delaware Limited Liability Company

     OPERATING AGREEMENT OF AIM/NEW TECH LLC dated as of August 27, 1998 (this "Agreement") by, among and between AIM/NEW TECH LLC, a Delaware limited liability company (the "Company"), NEW TECH ENTERTAINMENT, LLC, a Delaware limited liability company ("New Tech") and AMERICAN INTERACTIVE MEDIA, INC., a Delaware corporation ("AIM" or "Management", and together with New Tech collectively referred to as the "Members" and each individually as a "Member").

                              W I T N E S S E T H:

     WHEREAS, as of the date hereof the Members have organized the Company as a Delaware limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, as amended, Title 6, ss.ss. 18-101 et seq. (the "Act"); and

     WHEREAS, the Members and the Company desire to enter into this Agreement in order to state the terms and conditions of the ongoing operation and management of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and intending to be legally bound hereby, the Members and the Company hereby agree as follows:

I.   FORMATION

     1.1 Formation; Name; Office. As of the date hereof, the Members have formed the Company under and pursuant to the Act to be conducted under the name "AIM/NEW TECH LLC". The business office of the Company shall be at 611 Broadway, Suite 308, New York, New York 10012, or at such other place or places within the New York metropolitan area as the Manager (as defined in Section 5.1 of this Agreement) may from time to time designate or is otherwise agreed to by the Members.

     1.2 Purposes. The purposes for which the Company has been formed are:

     (a) to develop, produce, distribute, license, lease, sell or otherwise deal in and exploit, whether directly or indirectly, the entertainment productions and information program ("Projects") set forth on Schedule A, as such Schedule may be amended from time to time, for distribution on the Internet and to exploit as appropriate any and all ancillary rights thereto, worldwide in perpetuity, in any and all forms and media in or by any manner, method, device (now known or hereafter devised) including but not limited to the Internet, internet access appliances or services; over-the-air, network, direct-to-home, subscription, pay-per-view, master antenna, multi-point closed circuit, interactive or cable television; home video devices; other



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computer-related  media which may be embodied in or delivered  through magnetic, digital, optical or laser-based software, CD-ROM, interactive software; compact discs, optical discs, audio and audio-visual cassettes and discs, electronic video recordings, holograms, ROM Card, silicon chip, on-line transmission to computers, and on-line transmission to computer connected television or monitors in the home or office; motion pictures, films and tapes for exhibition in all media and in all gauges, whether for theatrical exhibition or for sale, lease or license;

     (b) to negotiate, execute and enter into and perform any and all contracts and agreements necessary or desirable for, or otherwise related to, the operation or management of the Company or the development, production, distribution, leasing, licensing, merchandising or other exploitation of the Projects;

     (c) to accomplish any lawful business whatsoever or which shall at any time appear conducive, to or expedient for, the protection or benefit of the Company and its assets;

     (d) to engage in any lawful act or activity for which a limited liability company may be formed under the Act; and

     (e) to engage in all activities necessary, customary, convenient or incident to any of the foregoing.

     1.3 Duration. The term of existence of the Company commenced on August 27, 1998 and shall end on December 31, 2048, unless the Company is earlier dissolved in accordance with either the terms of this Agreement or the Act (the "Term").

     1.4 Resident Office and Resident Agent. The registered office and resident agent of the Company shall be as designated in the Certificate of Formation of the Company (the "Certificate") or any amendment thereof. The registered office and/or the resident agent may be changed from time to time by the Manager, upon prior written notice to New Tech, in accordance with the Act. If the resident agent shall ever resign, then the Manager shall promptly appoint a successor, resident, agent and shall file an appropriate amendment to the Certificate.

     1.5 Minimum Number of Members. At no time shall there be fewer than two (2) Members.

II.  CAPITAL CONTRIBUTIONS, LIABILITY AND AUTHORITY

     2.1 Initial Commitments and Contributions.

     (a) The percentage interest ("Percentage Interest"), initial capital contribution and address of each Member are set forth on Schedule B hereto.

     (b) Simultaneously with the execution and delivery of this Agreement, New Tech shall deliver such documentation, including operating agreements, or other agreements, in a form reasonably acceptable to AIM, relating to each project ("Project Operating Agreements") as New Tech shall have obtained at that time (collectively, the "Escrow Documents"), and AIM shall deliver the funds referenced in Sections 2.1(e) and 5.7(g) to Herrick, Feinstein LLP, as escrow agent (the "Escrow Agent") pursuant to an escrow agreement in substantially the form

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attached hereto as referenced in Sections 2.1(e) and all monthly installments as they become due referenced in 5.7(g) to New Tech upon execution, delivery and approval by AIM of a Project Operating Agreement for each of the five (5) Projects referenced in 2.1(d), which Agreements shall be delivered to the Escrow Agent within six (6) months of the execution and delivery of this Agreement. If New Tech shall fail to deliver to the Escrow Agent a Project Operating Agreement for each of such five (5) Projects, AIM may, at its option, terminate this Agreement and shall have no further obligations or liabilities hereunder or, in the alternative, AIM may elect to accept less than all the Project Operating Agreements and reduce its payments therefor on a pro rata basis.

     (c)  Subject to  Section  2.1(b),  simultaneously  with the  execution  and delivery of this Agreement, New Tech shall, subject to Section 5.12 and the Third Party Agreements, transfer, assign, to the extent currently assignable, and otherwise contribute and convey to the Company any and all of its right, title and interest in and to the projects and any story concepts, outlines, music, text and graphics related to each Project and all ancillary rights related thereto in the manner, form and method described in Section 1.2(a) and all intellectual property, copyright, merchandising, licensing and promotional rights derivative thereof (the "Rights"). New Tech, with the Manager's cooperation when necessary, shall, subject to the Third Party Agreements (as defined in Section 4.1), execute and deliver any and all necessary instruments, assignments, or other documents required by Manager to vest all of New Tech's right, title and interest in and to the Projects and related Rights in the Company's name.

     (d) Subject to Section 2.1(b), simultaneously with the execution and delivery of this Agreement, New Tech shall obtain and deliver to the Company the valid, effective signed assignments to the Company of the following five (5)
Projects:

          Biz Buzz

          Romance Land

          Crimebeat

          Stork Club

          Cartoonland

     (e) Subject to Section 2.1(b), simultaneously with the execution and delivery of this Agreement (i) the Manager shall advance to the Company ONE HUNDRED THOUSAND 00/100 DOLLARS ($100,000.00) in immediately available funds and
(ii) the Company shall pay New Tech such advanced amount as partial reimbursement of costs incurred to date by New Tech in connection with the development of the Projects; provided, however, that neither the Manager nor the Company shall have any further obligations to reimburse New Tech for such costs unless in accordance with a budget approved pursuant to this Agreement.

     (f) No interest shall accrue on any capital contribution.



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

     2.2 Additional Contributions. No Member shall be obligated to make any additional capital contribution to the Company.

     2.3 Members' Liability. Except as otherwise provided in this Agreement, the liability of the Members, as such, shall be limited to the amount of capital contributions that the Members have made to the Company.

     2.4 Uses of Capital Contributions. Any funds received by the Company pursuant to this Article II shall be utilized by the Company for Company purposes as determined by the Manager.

     2.5 Withdrawal of Capital. Unless the prior written consent of the Members shall have been obtained, no Member shall have the right to withdraw any part of such Member's capital contributions prior to the liquidation and termination of the Company pursuant to Article XI of this Agreement.

     2.6 Source of Distributions. No Member, Manager or other Related Party (as defined in Section 13.1 of this Agreement) shall be personally liable for the return of the capital contributions of any other Member, or any portion thereof, it being expressly understood that any such return shall be made solely from the Company's assets.

III. TITLE TO THE PROPERTY OF THE COMPANY

     3.1 Title to Property. Title to any and all property, real or personal, tangible or intangible, owned by or leased to the Company shall be held in the name of the Company.

     3.2 Copyrights. Subject to any rights, obligations or provisions of any Project Operating Agreement or Third Party Agreement, as described in Sections
4.1 and 4.2, Management and New Tech shall take all actions necessary to secure and maintain copyrights in the name of the Company for each Project acquired, produced and otherwise exploited by the Company. Upon liquidation and termination of the Company, any and all copyrights existing in the name of the Company shall be assigned, transferred and conveyed into the joint ownership of New Tech and the Manager and all proceeds shall be shared one-half (1/2) to New Tech and one-half (1/2) to the Manager, free and clear of any encumbrances or, upon mutual consent of New Tech and the Manager, sold with profits from such sale to be distributed equally between New Tech and the Manager in accordance with Section 11.3. Notwithstanding the foregoing, any licenses granted by the Company to third party users prior to the liquidation and termination of the Company, shall remain in full force and effect pursuant to their terms.

     3.3 Intellectual Property Rights. Subject to the reversion rights of New Tech pursuant to Section 5.12, all of the program content developed in connection with or arising out of the development and production of any Project shall be (subject to the Third Party Agreements) the exclusive property of the Company, including (a) the ultimate title of any program and any working titles,
(b) any other elements which are or could be the subject of trademarks, tradenames, or copyrights; and (c) the script, story lines, episode themes, characters, personas, set designs, costumes, and ideas for all of the foregoing which are developed and/or made known to the Company by any means.

IV.  REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1 Transfer of Rights and Assets. New Tech represents and warrants to the Company and each Member that it owns and is transferring, assigning or otherwise conveying all right, title and interest in and to the Projects and the Rights to the Company free and clear of any claim, charge, lien, pledge, security interest, transfer restriction, encumbrance, or other restriction or limitation whatsoever created or caused by New Tech or of which New Tech has knowledge, but subject to certain underlying rights agreements ("Third Party Agreements") described in Section 4.2. New Tech further represents and warrants that it has created the projects either alone or together with parties to the Third Party Agreements.

     4.2 Third Party Agreements. Development, production and distribution of each project by the Company is subject to certain limited liability company operating agreements, joint venture agreements restrictions, conditions and terms of the Third Party Agreements. New Tech represents and warrants that the Third Party Agreements set forth in Schedule D are valid, subsisting and in full force and effect and that there are no defaults thereunder and covenants that it shall use its best efforts to assist the Manager to effectuate commercially reasonable amendments to the Third Party Agreements as the Manager shall deem necessary and desirable.

     4.3 Full Power and Authority. Each Member represents and warrants that it has the full power and authority to execute, deliver and perform this Agreement.

V. MANAGEMENT OF THE COMPANY; POWERS AND DUTIES OF THE MANAGER; CONFLICTS OF INTEREST; COMPENSATION OF MEMBERS; COSTS

     5.1 Management of Business.

     (a) The Company shall be managed by a manager (the "Manager") who shall be designated by the Members in accordance with Section 5.1(b) of this Agreement.

     (b) The Members hereby appoint Management as the Manager to serve for the Term. The address of the Manager is set forth on Schedule E attached hereto.

     (c) If at any time there is no Manager, any decision delegated herein to the Manager shall be decided by unanimous consent of the Members.

     5.2 General Powers of Manager. Subject to the terms and provisions of Sections 5.7(f) and 7.4 of this Agreement, consistent with Approved Project Budget(s) and an Approved Annual Budget and otherwise not inconsistent with the provisions of this Agreement, any and all decisions concerning the day-to-day business and affairs of the Company shall be made by the Manager.

     5.3 Duties and Rights of the Manager and New Tech.

     (a) The Manager has the power, on behalf of the Company, to do all things necessary or convenient to carry out the business and affairs of the Company. The Manager shall, with the advice and consent of New Tech, supervise the operation, management, conduct and control of the development, production and distribution phases of each Project and the overall day-to-day operation of, and matters relating to, the Company or its properties.

     (b) The Manager shall be responsible for the creation, development and maintenance of Internet sites for the Projects, hiring and compensation of personnel necessary to effectuate the foregoing and for the distribution of the Projects on the Internet and all television media. Manager shall provide to New Tech, to the extent reasonably practicable, to have meaningful creative interface regarding the projects and consultations with respect to any works, negotiations or transactions in progress, the development of all projects, and the management and operation of the Company.

     (c) The Manager and New Tech shall devote, on a non-exclusive basis, such of their time and attention to the business and affairs of the Company and shall provide their expertise and know-how in the development and production of programming content for Internet broadcast use, including, but not limited to, their business, professional and talent contacts (including individual artists and performing groups) to the extent such contracts would prove useful to the Company in the development, production and exploitation of the projects as shall be reasonably necessary to effectuate the Company's business and purpose.

     (d) New Tech shall provide consulting services for the creative design of each Internet site and shall be responsible for seeking network television and/or syndication of the Projects.

     5.4 Conflicts of Interest. The fact that a Manager, a Member or any other Related Party is directly or indirectly interested in or connected with any person, firm or corporation employed by the Company or from whom the Company may buy merchandise, services or other property shall not prohibit the Manager from employing, or from dealing with, such Member, Manager or other Related Party on behalf of the Company, if the compensation, price or fee therefor is comparable and competitive with the compensation, price or fee therefor chargeable by an unaffiliated person who is rendering comparable services or selling or leasing comparable goods to entities conducting businesses similar to that conducted by the Company.

     5.5 Engaging in Other Activities. Notwithstanding any provision contained in this Agreement to the contrary and the fact that the Company shall have the exclusive right to exploit each Project listed on Schedule A, each Member may engage in, acquire and possess, without accountability to the Company or other Members, any calling, business, profession, investment or interest independently or with others, including, but not limited to, the acquisition, ownership, financing, leasing, operation, management or development of any interests in any business or asset even if competitive with that of the Company.

     5.6 Compensation of Members and the Manager. Unless expressly provided herein to the contrary, no Member shall be entitled to any compensation for such Member's services to the Company unless otherwise determined by the mutual consent of the Members.

     5.7 Budgets, Advances, Operating Costs and Expenses.

     (a) The Manager shall submit a detailed production and distribution budget, and updates and revisions thereto, for each Project and an annual operating budget for the

Company (upon approval, each an "Approved Project Budget" and an "Approved Annual Budget," respectively) to New Tech for approval, which approval shall not be unreasonably withheld.

     (b) On or before December 31, 1998, New Tech shall use its best efforts to obtain and deliver to the Company the valid, effective signed assignments to the Company of the following four (4) Projects, or mutually agreed upon substitute projects:

          Sci-Fi Universe

          Pop City

          I Need Help

          Platinum (Over 50)

Upon the delivery of each such assignment, the Manager shall advance to the Company TWENTY-FIVE THOUSAND 00/100 DOLLARS ($25,000.00) in immediately available funds. Upon receipt by the Company from the Manager of such advance, the Company shall pay New Tech such advanced amount as partial reimbursement of costs incurred by New Tech in connection with the development of the Projects; provided, however, that neither the Manager nor the Company shall have further obligations to reimburse New Tech for any additional reimbursement of such costs unless in accordance with a budget approved pursuant to this Agreement. So long as New Tech shall have used its best efforts to obtain and delivery such assignments, New Tech's failure to obtain and deliver one or more of such assignments shall not be deemed to be a breach of this Agreement; provided that the Manager shall not be obligated to advance and the Company shall not be obligated to pay the TWENTY-FIVE THOUSAND 00/100 DOLLARS ($25,000.00) to New Tech for any assignment related to any Project which is not obtained and delivered to the Company by New Tech.

     (c) The Manager shall advance funds to the Company sufficient to cover all costs and expenses of the operations of the Company, including but not limited to, the supplying of the personnel, management, office space and production materials and facilities reasonably required (either at the Manager's existing facilities at 611 Broadway, New York, New York, or other mutually agreeable space) and related overhead costs, including but not limited to, office supplies, telephone services, utilities, reception and secretarial services.

     (d) The Manager shall also advance funds to cover expenses incurred by the Company in connection with the creation, production, marketing and promotion of the Projects and legal and accounting expenses.

     (e) The advances provided by the Manager described in Sections 2.1(e), 5.7(b), 5.7(c), 5.7(d) and 5.7(g) shall be subject to recoupment by Manager on a first priority basis as expenses of the Company prior to the allocation of Net Profits among Members or otherwise. Any advances required to be supplied by Manager pursuant to this Section 5.7 shall be provided on a timely, "as required" basis.



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

     (f) Unless, and to the extent, provided for in an Approved Project Budget or an Approved Annual Budget, neither the Manager nor New Tech without the prior written consent of the other shall (i) incur any debt, obligation or other liability on behalf of the Company, (ii) borrow any monies from or lend any monies to the Company, (iii) accept or endorse any commercial paper, (iv) make use of any of the Company's credit, property or assets, (v) assign, transfer, or otherwise convey any rights or delegate any duties arising out of any contract, agreement, commitment or understanding to which the Company is a party or has agreed to be bound, or (vi) solely liable for any debt incurred or other obligation assumed by such Member in excess of an Approved project Budget, an approved Annual Project or in violation of any tem or provision of this Agreement, without any right to contribution from another Member.

     (g) Subject to Section 2.1(b), the Manager shall advance to the Company funds necessary for the Company to pay New Tech a consulting fee of $240,000 per year for non-exclusive consulting services to the Company for the initial two
(2) years of this Agreement. The consulting fee will be payable monthly in advance in equal installments, with the first payment due upon the execution and delivery of this Agreement. New Tech shall cause Herman Rush, Gail Sonnenschein and/or Howard Sonnenschein and such other employees and agents of New Tech, as it determines, to provide such consulting services.

     5.8 Production Credits. Gail Sonnenschein, Howard Sonnenschein, Herman Rush and other AIM personnel as shall be determined by AIM not to exceed three persons shall each be accorded equal credits as "Executive Producer" or "Executive Consultant" as each may elect; the Members shall each be accorded equal credits as a `Production Company"; and the Company shall receive a "Production" credit, on the site screen, video, print or tape production of each Project.

     5.9 Subsidiaries. The Company shall establish for each Project, a wholly-owned entity, in either corporate or limited liability company form, as the Manager and New Tech shall so agree. The Company shall grant an exclusive license to such wholly-owned entity to use and exploit any and all copyrighted material and any other Rights and Assets relating to that Project.

     5.10 Right of First Refusal.

     (a) The Management shall have, at any time, the right of first refusal to acquire all rights to develop, produce, distribute, lease, license or otherwise deal in and exploit any and all entertainment productions and information programs and all ancillary rights thereto, created or obtained by New Tech for use on the Internet (the "New Project"), as a new project of the Company. Notwithstanding the immediately preceding sentence, the right of first refusal shall not apply to those productions or programs listed on Schedule F which previously have been presented to the Manager for inclusion on Schedule A and which the Manager has rejected.

     (b) Prior to discussing or negotiating with any third party with respect to a New Project, New Tech shall first notify in writing and discuss and negotiate exclusively and in good faith with the Manager with respect to the terms and conditions upon which the Manager may acquire rights to the New Project, including any ancillary rights thereto for a thirty (30) day period following receipt by the Manager of New Tech's notice (the "First Refusal Negotiations Period").

     If after the First Refusal Negotiations Period, no agreement is reached between New Tech and the Manager with respect to the foregoing, then New Tech shall have the right to enter into negotiations with any other third party with respect to the New Project; provided, that New Tech shall not enter into any agreement with any such third party without first delivering to the Manager a written notice of all material terms and conditions of the offer if any to such third party. Such notice shall constitute an exclusive, irrevocable offer (the "Offer") to contract with the Manager on such terms and conditions as set forth in the Offer; and the Manager shall have a period of ten (10) business days in which to accept the Offer. If the Manager does not accept the Offer, New Tech may then enter into an agreement with such third party during the sixty (60) business day period (the "Contract Period") following expiration of such ten
(10) business days, upon the same terms and conditions as included in the Offer. If New Tech has not contracted with a third party on or before conclusion of the Contract Period, upon the same terms and conditions as included in the Offer, then all rights granted to the Manager pursuant to this Section 5.10 shall remain in effect with respect to such New Project. The failure of the manager to accept or match any offer shall not cancel, terminate, or act as a waiver of, any of the Manager's rights under this Section 5.10 with respect to future New Projects.

     (c) In the event that the Manager exercises its right of first refusal described in this Section 5.10, such New Project shall be listed on Schedule A and accordingly, shall be subject to all of the terms and conditions of this Agreement.

     5.11 Reimbursement of Expenses. The Company shall reimburse each of the Members and the Manager for reasonable business expenses incurred in connection with either party's activities conducted on behalf of the Company; provided, however, that prior to reimbursing any Member for such reasonable business expenses, the Manager may require such Member to submit receipts and any other reasonably requested documentation to verify such expenses.

     5.12 Reversion. In the event that the end of the initial six (6) months from the date the Company receives (i) a valid, effective signed assignment for such Project from New Tech pursuant to Sections 2.1(d) and 5.7(b) and (ii) a valid, effective signed assignment (or similar acknowledgment, joint venture agreement or definitive understanding which shall vest in the Company all rights necessary to exploit such Project) from any third party having rights in such Project, the Manager has failed, or thereafter fails, to use its good faith best efforts as commercially reasonable, and to expend funds in accordance with the Approved Project Budget, to develop and produce a Project towards an operating Internet site or other commercial exploitation as contemplated herein, all rights in and to such unproduced and inoperative Project shall immediately revert to New Tech. New Tech shall then have the sole and absolute right to develop, produce, distribute and exploit such Project and shall have no further obligations to the Company or the Manager with respect to such Project, except that the Manager shall be entitled to recover from the first gross revenues of each such project all of the Manager's out of pocket expenses incurred in connection with such Project and any agreements of New Tech with a third party for such reverted Project shall provide for such priority recoupment.



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     5.13  Authorized  Representatives  and  Consents.  The Manager and New Tech
shall each appoint the authorized representatives listed on Schedule E to whom all necessary consents or approvals which may be required under this Agreement shall be addressed and may be granted. Any consent required hereunder shall not be withheld except if in good faith and for commercially reasonable and non-arbitrary reasons.

     5.14 Executive Personnel. In the event that both Mark Graff and William Zaccheo are no longer associated with the Manager, the Manager agrees to provide substitute executives with comparable abilities and experience.

VI.  CONFIDENTIALITY

     6.1 Confidentiality. Each of the Members shall use its best efforts to safeguard the secrecy and confidentiality of all Confidential and Proprietary Information (as defined below) of the Company and shall not disclose, directly or indirectly, any of the foregoing to any third party nor use Confidential and Proprietary Information for any purpose except for the benefit of the Company except: (i) information which at the time of disclosure is part of the public knowledge or literature and is readily accessible to such third party through no act of a member; provided that any combination of features shall not be deemed within this exception merely because individual features are part of the public knowledge or literature and readily accessible to such third party, but only if the combination itself and its principle of operation are part of the public knowledge or literature and are readily accessible to such third party; (ii) information required by law to be disclosed; or (iii) as otherwise may be permitted by the terms of this Agreement.

     6.2 Confidential and Proprietary Information. "Confidential and Proprietary Information" shall mean all confidential and proprietary information of the Company, including, without limitation, all technical and creative processes and information relating to or concerning the Projects or the Company, all tangible and intangible property owned by, or licensed to, or otherwise used by the
Company  or its  affiliates  including,  without  limitation,  ideas,  concepts,
designs,  music,  graphics,  text,  methods,  techniques,   projects,  programs,
computer software, databases, copyrights, trademarks, trade names, service names, service marks, logos and proprietary rights relating thereto, marketing, licensing and distribution strategies, plans or projections, royalty or licensing arrangements, and all other business related information which ahs not been publicly disclosed by the Company or its affiliates, whether such information is in written, graphic, recorded, photographic or electronic data. Any person who has or may have access to Confidential Information shall agree to be bound by and comply with the confidentiality provisions of this Article VI.

VII. MEETINGS AND VOTING OF MEMBERS; ACTIONS REQUIRING MEMBERSHIP APPROVAL

     7.1 Meetings of Members. Meetings of the Members may be called at any time by the Manager or by any of the Members. Upon receipt of a written request either in person or by certified mail that a meeting is to be held and stating the purposes of the meeting, the Manager shall provide all of the Members, within ten (10) days after receipt of said request, written notice (either in person or by certified mail) of the meeting and the purposes of such meeting. No meeting shall be held less than five (5) nor more than sixty (60) days after notice thereof;

provided, however, that any Member may, with respect to itself, waive the notice requirements herein set forth.

     7.2 Voting by Members. Whenever under this Agreement the consent or approval of a Member is required, the Member or Manager requesting the same shall solicit such consent or approval by a notice given in accordance with
Section 15.4 of this Agreement or at a meeting held by the Members.

     7.3 Action by Written Consent Without a Meeting. Any action required or permitted to be taken at an annual or special meeting of the Members may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are assigned by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Membership Interests entitled to vote on the action were present and voted. Every written consent shall bear the date and signature of each Member who signs the consent.

     7.4 Actions Requiring Membership Approval. Except as expressly set forth in this Agreement, no act shall be taken, sum expended, decision made, obligation incurred or power exercised by the Manager on behalf of the Company except with the unanimous consent of all of the Members including, without limitation, the following matters:

     (a) The admission of additional Members to the Company or the creation of a new class of members or membership interest in the Company;

     (b) The sale of all or substantially all of the assets and property of the Company; and

     (c) Any merger, consolidation or reorganization of the Company with another entity.

VIII. ACCOUNTING PROVISIONS

     8.1 Fiscal and Taxable Year. The fiscal and taxable year of the Company shall be the calendar year.

     8.2 Books and Accounts.

     (a) Complete and accurate books and accounts shall be kept and maintained for the Company at the Company's principal place of business or at such other place as the Manager shall select. Such books and accounts shall be kept for fiscal and tax purposes on the cash or accrual basis, as the Manager shall determine, and shall include separate accounts for each Member. A list of the names and addresses of the Members shall be maintained as part of the books and records of the Company. Each Member or such member's duly authorized representatives, at such Member's own expense and upon delivering advance written notice to the Company, shall at all reasonable times have access to, and may inspect and make copies of, such books and accounts and any other records of the Company.

     (b) All funds received by the Company shall be deposited in the name of the Company in such bank account or accounts as the Manager may designate from time to time, and withdrawals therefrom shall be made upon the signature of the Manager or upon such other signature or signatures on behalf of the Company as the Manager may designate from time to time. In the discretion of the Manager, all deposits and other funds not needed in the operation of the Company's business may be deposited in interest-bearing bank accounts, in money market funds, or invested in treasury bills, certificates of deposit, U.S. government security-backed repurchase agreements or similar short-term money market instruments, or funds investing in any of the foregoing or similar types of short-term investments.

     8.3 Financial Reports.

     (a) The Manager shall endeavor to cause the Company to provide each Member on or about April 1 of each year, with financial statements including a balance sheet and the related statements of income and changes in Company capital and changes in financial position for the prior year.

     (b) The Manager shall cause to be prepared after the end of each taxable year of the Company and filed, on or before their respective due dates (as the same may be extended), all federal and state income tax returns of the Company for such taxable year and shall take all action as may be necessary to permit the Company's regular accountants to prepare and timely file such returns. Form 1065 (Schedule K-1) shall be sent to each Member after the end of each taxable year reflecting the Member's pro rata share of income, loss, credit and deductions for such taxable year.

     8.4 Tax Elections. Management shall be the Company's Tax Matters Partner within the meaning of Section 6231 of the Internal Revenue Code of 1986, as amended (the "Code").

     8.5 Expenses. To the extent practicable, all expenses of the Company shall be billed directly to, and be paid by, the Company.

IX. ADMISSION OF SUBSTITUTE MEMBERS; TRANSFER BY A MEMBER; DISABILITY OF A MEMBER; CONTINUATION OF THE COMPANY

     9.1 Admission of Substitute Members. Upon the prior written consent (which consent may be granted or withheld for any reason or no reason) of all of the Members, the Manager shall admit to the Company as a substitute member any person or entity who shall have acquired all or any portion of the Membership Interest of one or more Members pursuant to a written assignment, provided that the provisions of this Article IX shall have been complied with.

     9.2 Transfer of a Member's Interest.

     (a) A Member may not, without the prior written consent of all of the Members, sell, transfer, assign or otherwise dispose of, or permit, voluntarily or involuntarily, any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind (collectively an "Encumbrance") upon, all or any portion of such Member's Interest in the Company. Any such purported sale, transfer, assignment or other disposition or Encumbrance of a Member's Interest (hereinafter collectively referred to as a "Transfer") without such consent shall be void and shall not bind the Company. If all of the Members have consented to the Transfer, such Transfer may be made only if (i) the provisions of Section 9.3 of this Agreement do not otherwise prohibit the Transfer, (ii) a duly executed and acknowledged counterpart of the instrument effecting such Transfer in form and substance satisfactory to the Members shall have been delivered to Members, and the assignor shall have indicated such intention of substitution in the instrument effecting such Transfer, (iii) the assignee shall have expressly agreed to be bound by the provisions of this Agreement and to assume all of the obligations imposed upon Members hereunder, (iv) the assignor and the assignee shall have executed or delivered such other instruments as the Members may deem necessary or desirable to effectuate such admission, including, but not limited to, an opinion of counsel that the Transfer complies with the registration provision of the Securities Act of 1933, as amended (the "Securities Act") and any applicable securities or "Blue Sky" law of any state or other jurisdiction, or an exemption therefrom, and (v) the assignor or assignee shall have paid all reasonable expenses and legal fees relating to the Transfer and, if all of the Members so permit, the assignee's admission as a Member, including, but not limited to, the cost of any required counsel's opinion and of preparing, filing and publishing any amendment to the Certificate necessary to effect such admission.

     (b) The consent of the Members shall not be required for a Transfer of all or a part of a Member's economic interest in Company distributions, for no consideration, to a third party or to a trustee for the benefit of the assignor, provided that such Transfer is otherwise made in accordance with and subject to the provisions of Section 9.2(a) of this Agreement and this Section 9.2(b). However, such assignee shall not be admitted as a substitute Member without the consent of all of the Members. Any transferee of a Member's Interest in the Company who is not admitted to the Company as a substitute Member shall be entitled to receive, to the extent assigned, the distributions to which the assigning Member would be entitled, but shall have no right to participate in the management and affairs of the Company, exercise any voting or other rights of a Member or be entitled to become a Member.

     9.3 Further Limitations on Transfers of Members' Interests. In no event may a Transfer be made if the Transfer would result in (i) the termination of the Company as a limited liability company for federal income tax purposes pursuant to Section 708(b)(1)(B) of the Code, or (ii) the dissolution of the Company pursuant to the Act; and, if so attempted, the Transfer shall be void and shall not bind the Company. In making the determination whether a Transfer will result in such a termination, the Members may require the assignee to furnish at such assignee's expense an opinion of counsel passing on this issue. In no event may a Transfer be made to (and no substitute Member shall be admitted to the Company who is) a person below the age of twenty-one (21) years (or the local age of majority, if higher) or a person who has been adjudged to be insane or incompetent, and any purported Transfer to any such person shall be void and shall not bind the Company. As a condition of recognizing a Transfer, the Manager may require such proof of age and competency of the assignee as the Members may deem necessary.

     9.4 Disability of a Member. Upon the dissolution, retirement, withdrawal, bankruptcy or termination of a Member or the making by a Member of an assignment for the benefit of creditors or any other event which terminates the continued membership of a Member in the Company (each of the foregoing being herein called a "Disabling Event"), the Company shall be dissolved; unless within ninety (90) days after the occurrence of a Disabling Event with respect to any Member, all of the surviving Members consent to continue the business of the Company pursuant to Section 9.5 of this Agreement and to the admission of one or more Members as necessary and the appointment of one or more Managers as necessary.

     9.5 Continuation of the Company. If the Company is continued following a Disabling Event with respect to any Member or the Manager, any substitute Member or Manager shall assume and shall be bound by the provisions of this Agreement. For the purposes of this Agreement, unless the context otherwise requires: (i) any substitute Member, upon compliance with the provisions of this Article IX and such individual's or entity's admission as a Member, shall be included within the meaning of the term "Member"; and (ii) any substitute Manager, upon compliance with the provisions of this Article IX and such individual's or entity's admission as the Manager, shall be included within the meaning of the term "Manager."

     9.6 Affiliates. No provision of this Agreement shall restrict in any way the Transfer of any Membership Interest to another Member, or to an entity in which the transferor owns or controls a minimum fifty percent (50%) interest.

X.   DISTRIBUTION AND ALLOCATIONS

     10.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Capital Account" means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

          (i) To each Member's Capital Account there shall be credited (A) such Member's Capital Contributions, and (B) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Company by the maker of the note (or a Member related to the maker of the note within the meaning of Regulations Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Member until the Company makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2);

          (ii) To each Member's Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, (B) such Member's distributive share of Losses and (C) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

          (iii) In the event of a Transfer of Interests in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transfer of Interests; and

          (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) above there shall be taken into account Code
     Section 752(c) and any other applicable provisions of the Code and Regulations.

     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Manager shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members) are computed in order to comply with such Regulations, the Manager may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article XI hereof upon the dissolution of the Company. The Manager also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

     (b) "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Manager provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section;

          (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Manager as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Manager reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;

          (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Manager; and

          (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code

     Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

     (c) "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

     (d) "Profits" and "Losses" mean, for each taxable year, an amount equal to the Company's taxable income or loss for such taxable year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

          (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

          (ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

          (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

          (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) If the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes, in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation in an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such taxable year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such taxable year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager;

          (vi) To the extent an adjustment to the adjusted to adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(2) or (4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses and shall be specially allocated to the Member or Members to whom such adjustment relates.

     (e) "Regulation" means the income tax regulations promulgated from time to time by the U.S. Department of the Treasury.

     10.2 Distributions of Net Cash Flow. Except as otherwise required by this Agreement or by law, Net Cash Flow (as defined) shall be distributed, at such times as the Manager shall determine (but at least annually) to the Members in accordance with their respective Percentage Interests.

     (a) "Net Cash Flow" means the gross cash proceeds paid less any debts and liabilities of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as determined by the Manager, provided, however, that such reserves shall not cause the amount of any distribution of Net Cash Flow to be insufficient for each Member to pay its income tax liability. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established pursuant to the first sentence of this definition.

     10.3 Allocation of Profits and Losses.

     (a) Subject to Section 5.7(e), Profits and Losses shall be allocated among the Members in accordance with their respective Percentage Interests.

     10.4 No Return of Distributions. No Member shall have any obligation to refund to the Company any amount that shall have been distributed to such Member pursuant to this Agreement, subject, however, to the rights of any third party creditor under law.

     10.5 Allocations between Assignor and Assignee Members. In the case of a Transfer, the assignor and assignee shall each be entitled to receive distributions of Net Cash Flow and allocations of Net Profits or Net Losses as follows:

     (a) Unless the assignor and assignee agree to the contrary and shall so provide in the instrument effecting the Transfer, distributions shall be made to the person owning the Member's Membership Interest on the date of the distribution; and

     (b) Profits or Losses shall be allocated by the number of days of the fiscal year each person held the Member's Interests.

     10.6 Tax Credits. Any Company tax credits shall be allocated among the Members in proportion to their respective Percentage Interests.

     10.7 Deficit Capital Accounts. Except as otherwise provided herein or under the Act, no Member shall be required at any time to make up any deficit in such Member's Capital Account.

     10.8 Tax Allocations: Code Section 704(c).

     In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using such method as the Manager shall select.

     In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

     Any elections or other decisions relating to such allocation shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.8 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

XI.  LIQUIDATION AND TERMINATION OF THE COMPANY

     11.1 General.  The Company may liquidate and terminate its operations  upon
(i) unanimous consent of all the Members, or (ii) a material breach of this Agreement by a Member, which breach is not cured within fifteen (15) business days after written notice of such breach from the non-defaulting Member. The right of termination of the non-defaulting Member is not intended to release the defaulting Member from any obligations or liabilities which it may have to the non-defaulting Member, whether pursuant to the provisions of this Agreement or at law or in equity, whether or not the non-defaulting Member elects to terminate. Upon the termination of the Company (unless the Company is continued pursuant to Sections 9.4 and 9.5 of this Agreement), the Company shall be liquidated in accordance with this Article XI and the Act. The liquidation shall be conducted and supervised by the Manager, or if there shall be no

Manager, by a person who shall be designated for such purpose by all of the Members (the Manager or person for such purpose so designated being herein referred to as the "Liquidating Agent"). The Liquidating Agent shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Manager would have with respect to the assets and liabilities of the Company during the term of the Company. Without limiting the foregoing, the Liquidating Agent is hereby expressly authorized and empowered to execute and deliver any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any asset or liability of the Company. The Liquidating Agent shall have the right from time to time, by revocable powers of attorney, to delegate to one (1) or more persons any or all of such rights and powers and such authority and power to execute and deliver documents, and, in connection therewith, to fix the reasonable compensation of each such person, which compensation shall be charged as an expense of liquidation. The Liquidating Agent is also expressly authorized to distribute the Company's property to the Members subject to liens.

     11.2 Statements on Termination. Each Member shall be furnished with a statement prepared by the Company's regular accountants setting forth the assets and liabilities of the Company as of the date of complete liquidation, and each Member's share thereof. Upon compliance with the distribution plan set forth in
Section 11.3 of this Agreement, the Members shall cease to be such, and the Liquidating Agent shall execute, acknowledge and cause to be filed where appropriate under law Certificate of Dissolution of the Company.

     11.3 Priority on Liquidation. The Liquidating Agent shall, to the extent feasible and subject to Section 3.2, liquidate the assets of the Company as promptly as shall be practicable. To the extent the proceeds are sufficient therefor, as the Liquidating Agent shall deem appropriate, the proceeds of such liquidation shall be applied in the following order of priority:

     (a) to pay the costs of all unpaid operating expenses;

     (b) to pay the costs and expenses of the liquidation and termination;

     (c) to pay the matured or fixed debts and liabilities of the Company;

     (d) to establish any reserve that the Liquidating Agent may deem necessary for any contingent, unmatured or unforeseen liability of the Company; and

     (e) to distribute the balance, if any, to the Members in the proportion to their respective Percentage Interests.

     11.4 Distribution of Non-Liquid Assets. If the Liquidating Agent shall determine that it is not practicable to liquidate all of the assets of the Company subject to Section 3.2, then the Liquidating Agent shall cause the fair market value of the assets not so liquidated to be determined by appraisal by an independent appraiser. Such assets, as so appraised, shall be retained or distributed by the Liquidating Agent as follows:

     (a) The Liquidating Agent shall retain assets having a fair market value equal to the amount, if any, by which the net proceeds of liquidated assets are insufficient to satisfy the debts and liabilities of the Company (other than any debt or liability for which neither the

Company nor the Members are personally liable), to pay the costs and expenses of the dissolution and liquidation, and to establish reserves, all subject to the provisions of Section 11.3 of this Agreement. The foregoing shall not be construed, however, to prohibit the Liquidating Agent from distributing, pursuant to Section 11.4(b) of this Agreement, property subject to liens at the value of the Company's equity therein.

     (b) The remaining assets (including,  without limitation,  receivables,  if any) shall be distributed to the Members by way of undivided interests therein in such proportions as shall be equal to the respective amounts to which each Member is entitled pursuant to Section 11.3(e) of this Agreement. If, in the judgement of the Liquidating Agent, it shall not be practicable to distribute to each Member an undivided aliquot share of each asset, the Liquidating Agent may allocate and distribute specific assets to one or more Members as tenants-in-common as the Liquidating Agent shall determine to be fair and equitable, taking into consideration, inter alia, the basis for tax purposes of each asset distributed.

     (c) Nothing contained in this Article XI or elsewhere in this Agreement is intended to cause any in-kind distributions to be treated as sales for value.

     11.5 Orderly Liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to minimize the losses normally attendant upon a liquidation.

     11.6 Deficit upon Liquidation. Except as otherwise provided herein, upon liquidation no Member or other Related Party shall be liable to the Company for any deficit in any Member's Capital Account, nor shall such deficit be deemed an asset of the Company. Nothing herein shall limit the liability of a Member under the Act.

XII. LOANS AND ADVANCES BY MEMBERS

     If any Member or Related Party of such Member shall loan or advance any funds to the Company (other than the capital contributions provided for in Article II of this Agreement), such loan or advance shall not be deemed a contribution to the capital of the Company and shall not in any respect increase such Member's interest in the Company. Such loan or advance shall constitute an obligation and liability of the Company. Unless otherwise agreed in writing between the Members and the Company, the Members and the other Related Parties shall not have personal obligation or liability for the repayment of such loans and the same shall be collectible only from Company assets. Any reference in this Agreement to the payment of debts, obligations or liabilities of the Company shall be deemed to include any such loans from a Member or Related Party of such Member, and, to the extent that law and agreements to which the Company is a party or is subject permit, and to the extent that the terms of such loans may require, such loans from a Member or Related Party of such Member shall be paid ahead of other general debts, obligations and liabilities of the Company.

XIII. INDEMNIFICATION OF THE MANAGER, MEMBERS, OFFICERS, TRUSTEES, EMPLOYEES AND AFFILIATES

     13.1 Claims. Except as otherwise provided in this Article XIII, the Company, or its receiver or trustee, shall pay all judgments and claims asserted by anyone (a "Claimant") against, and shall indemnify and hold harmless, the Manager and each Member, and each member, manager, officer, director, shareholder, partner, trustee, employee, agent, representative and other retained persons of the Manager and each Member, and each member, manager, officer, director, shareholder, partner, trustee, beneficiary, employee, agent, representative and other retained persons of any of the foregoing or any direct or indirect affiliate of any of the foregoing (collectively the "Related Parties" and individually a "Related Party") from and against, any liability or damage to a Claimant, incurred by reason of any act performed or omitted to be performed by any Related Party in connection with the business of the Company, including, without limitation, reasonably attorneys' fees and disbursements incurred by any Related Party in connection with the defense of any action based on any such act or omission.

     13.2 Procedure. Upon a Related Party's discovery of any claim by a third party which, if sustained, would be subject to indemnification pursuant to
Section 13.1 of this Agreement, the Related Party shall give prompt notice to the Company of such claim, provided, however, that the failure of the Related Party to so promptly notify the Company of such claim shall not relieve the Company of any indemnification obligation under this Agreement unless the Company shall have been substantially prejudiced thereby. Unless the Related Party shall, in its sole discretion, agree in writing to assume and control the defense of any action for which indemnification may be sought, the Company shall assume and control such defense, in which event the Related Party shall have the right to retain its own counsel in each jurisdiction for which the Related Party determines counsel is required, at the expense of the Company. If the Company shall fail or refuse to undertake the defense within fifteen (15) days after receiving notice that a claim has been made, the Related Party shall have the right (but not the obligation) to assume the defense of such claim in such manner as it deems appropriate until the Company shall, with the consent of the Related Party, assume control of such defense, and the Company shall indemnify the Related Party pursuant to Section 13.1 of this Agreement from and against the costs and expenses of such defense. The party hereto handling the defense of an action shall keep the other party hereto fully informed at all times of the status of the claim. Neither the Company nor the Related Party, when handling the defense of a claim for which indemnification may be sought by the Related Party, shall settle such claim without the consent of the other party (which consent shall not be unreasonably withheld or delayed) unless such settlement shall (i) impose no additional liability or obligation upon such party (or its members, managers, officers, directors, shareholders, partners, trustees, beneficiaries, employees, agents and representatives or any direct or indirect affiliate of any of the foregoing) whose consent would otherwise be required and
(ii) where the Company is handling the defense and settlement of the claim, provide the Related Party with a general release with respect to the subject claim.

     13.3 Member's Claims. Except as otherwise provided in this Article XIII, in any action by a Member against a Related Party, including a Company derivative suit, the Company shall indemnify and hold harmless each Related Party from and against any liability or damage incurred by any of them, including, without limitation, reasonable attorneys' fees and disbursements incurred in defense of such action.

     13.4 Expenses. In any matter with respect to which a Related Party may be entitled to indemnification from the Company pursuant to this Article XIII, the Company shall, to the extent not prohibited by applicable law, advance to the Related Party, pending the final disposition of such matter, all costs and expenses which the Related Party may incur in such matter, including, without limitation, all attorneys' fees and disbursements, court costs and the fees and disbursements of accountants, other experts and consultants.

     13.5 Limitations on Indemnification. Notwithstanding Sections 13.1 or 13.3 of this Agreement, no Related Party shall be entitled to indemnification from any liability imposed by fraud, bad faith, willful neglect or gross negligence. Under no circumstances shall any Related Party be personally liable in respect of any indemnification obligation set forth in this Article XIII.

     13.6 Manager's Liability to Company and Members. The Manager, solely in its capacity as such, shall not be liable to the Company or to the Members for any act or omission or breach of duty unless a judgment or other final adjudication adverse to the Manager establishes that the Manager's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the Manager personally gained in fact a financial profit or other advantage to which the Manager was not legally entitled.

     13.7 Member's Liability. A Member shall be liable to the Company and the other Members for breach of any representation, warranty or covenant made pursuant to this Agreement and shall indemnify and hold harmless the Company and the other Members from and against any liability or damage incurred by any of them as a result of such breach or misrepresentation, including, without limitation, reasonable attorneys' fees and disbursements incurred in defense of such action (whether between any of the Members or otherwise).

XIV. POWER OF ATTORNEY

     14.1 General. Each Member irrevocably constitutes and appoints the Manager and the Liquidating Agent, or any one of them, with full power of substitution, the true and lawful attorney of such Member to execute, acknowledge, swear to and file any of the following:

     (a) any certificate or other instrument (x) that may be required to be filed by the Company under the laws of the United States, the State of Delaware or any other state in which any of the Members reside or in which the Company engages in business or (y) which the Manager deems advisable to file;

     (b) any document that may be required to effectuate the liquidation or termination of the Company; and

     (c) any amendment to this Agreement, the Certificate or the foregoing certificates, instruments or documents necessary to effect any change permitted under Section 15.8 of this Agreement or to reflect any change in the ownership of interests in the Company, or otherwise as expressly provided in this Agreement.

     It is expressly acknowledged by each Member that foregoing power of attorney is coupled with an interest and shall survive the disability of such Member or a Transfer by such Member, provided, however, that if such Member shall make a Transfer of all of such Member's Membership Interest and the assignee shall, in accordance with the provisions of Article IX of this Agreement, become a successor Member, such power of attorney shall survive the Transfer only for the purpose of executing, acknowledging, swearing to and filing any and all instruments necessary to effectuate such substitution.

     Each Member hereby agrees to execute concurrently herewith or upon five (5) days' prior written notice, a special power of attorney containing the substantive provisions of this Agreement in form satisfactory to the Manager.

     14.2 Successor  Members.  A power of attorney  similar to that contained in
Section 14.1 of this Agreement shall be one of the instruments that the successor Member may be required to execute, acknowledge and swear to pursuant to Section 9.2 of this Agreement.

     14.3 Additional Power of Attorney. Upon the admission of a successor Manager or upon the liquidation or termination of the Company, the Members, at the request of the Manager or any of such successor Manager or the Liquidating Agent, shall execute, acknowledge and swear to and deliver a new power of attorney, similar to that described in Section 14.1 of this Agreement, in favor of any such successors or the Liquidating Agent.

XV.  MISCELLANEOUS PROVISIONS

     15.1 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration before three (3) arbitrators in the City, County and State of New York in accordance with the then-current rules and procedures of the American Arbitration Association. The decision rendered by such arbitrators(s) may be entered in any court having jurisdiction thereof.

     15.2 Investment Intent. Each Member represents that such Member has acquired such Member's Membership Interest for such Member's own account, for investment and not with a view to the distribution or resale thereof and understands that (i) such Member's Membership Interest has not been registered under the Securities Act or any applicable securities or "blue sky" law of any state or other jurisdiction; and (ii) a Transfer may not be made unless the transferring Member's Membership Interest is registered under such laws or any exemption from such registration is available, and such Member complies with the applicable provisions of this Agreement.

     15.3 Oral Modification/Non-Waiver. This Agreement constitutes the entire agreement and understanding among the parties hereto. No waiver or modification of the provisions of this Agreement shall be valid unless it is in writing and signed by the parties hereto. No waiver by any party of any right hereunder or of any failure to perform or breach hereof by any other party shall constitute or be deemed a waiver of any other right hereunder or of any other failure to perform a breach hereof by the same or any other Member.

     15.4 Notices. All notices, demands, consents and other communications permitted or required to be given hereunder shall be in writing and shall be deemed given when deposited in the Unites States mail, and sent either in registered or certified form, return receipt requested, postage prepaid, or when delivered to an overnight courier company, charges prepaid, addressed as follows:

          (i)  If to Company:

               AIM/NEW TECH LLC
               611 Broadway, Suite 308
               New York, New York 10012
               Attn:

          with a copy to:

               Michael Heitner, Esq.
               Herrick, Feinstein LLP
               2 Park Avenue
               New York, New York 10016

          (ii) if to Manager:

               AMERICAN INTERACTIVE MEDIA, INC.
               611 Broadway, Suite 308
               New York, New York 10012
               Attn: Mark Graff

          with a copy to:

               Michael Heitner, Esq.
               Herrick, Feinstein LLP
               2 Park Avenue
               New York, New York 10016

         (iii) if to New Tech:

               NEW TECH ENTERTAINMENT, LLC
               345 N. Maple Drive, Suite 297
               Beverly Hills, CA 90210
               Attn: Herman Rush

          with a copy to:

               Henry Bregstein, Esq.
               Rosenman & Colin LLP
               575 Madison Avenue
               New York, New York 10022

     15.5 Captions. The captions used herein are intended for convenience of reference only, shall not constitute any part of this Agreement and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement.

     15.6 Pronouns. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     15.7 Execution. This Agreement may be executed in counterparts, and as so executed shall constitute one agreement binding on the Company and the Members.

     15.8 Amendments. This Agreement may be amended only by the unanimous written consent of all of the Members.

     15.9 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives and permitted successors and assigns of the parties hereto.

     15.10 Separability. In case any one or more of the provisions contained in this Agreement or any application thereof shall be deemed invalid, illegal or unenforceable in any respect, such affected provisions shall be construed and deemed rewritten so as to be enforceable to the maximum extent permitted by law, thereby implementing to the maximum extent possible, the intent of the parties hereto, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15.11 Further Assurances. The Members and the Manager will execute and deliver such further instruments and documents and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

     15.12 No Third Party Beneficiaries. Except as is otherwise specifically provided for in this Agreement or as may otherwise be specifically agreed in writing by all of the Members and the Manager, the provisions of this Agreement are not intended to be for the benefit of any creditor or other person (other than a Related Party or a Member or the Manager in such Member's or Manager's capacity as a Member or Manager, respectively) to whom any debts, liabilities, or obligations are owed by (or who otherwise has any claim against) the Company or any of the Members, the Manager or any Related Party; and no such creditor or other person shall obtain any benefit from such provisions or shall, by reason of any such foregoing provision, make any claim in respect of any debt, liability, or obligation against the Company, any of the Members, the Manager or any Related Party.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                AIM/NEW TECH LLC

                                By: AMERICAN INTERACTIVE MEDIA, INC.,
                                    its Manager

                                    By: /s/ Mark Graff
                                        ----------------------------------------
                                        Name:  Mark Graff
                                        Title:

                                MEMBERS:

                                NEW TECH ENTERTAINMENT, LLC

                                By: FIRST INTERNET INNOVATIONS, INC.,
                                    a Managing Member

                                    By: /s/ Herman Rush
                                        ----------------------------------------
                                        Name:  Herman Rush
                                        Title: President

                                By: STARDUST ENTERTAINMENT, INC.,
                                    a Managing Manager

                                    By: /s/ Gail Sonnenschein
                                        ----------------------------------------
                                        Name:  Gail Sonnenschein
                                        Title: President

                                    By: /s/ Howard Sonnenschein
                                        ----------------------------------------
                                        Name:  Howard Sonnenschein
                                        Title: Vice President

                                AMERICAN INTERACTIVE MEDIA, INC.

                                By: /s/ Mark Graff
                                    --------------------------------------------
                                    Name:  Mark Graff
                                    Title: President

STATE OF ________________________      )
                                       :   ss.:
COUNTY OF _______________________      )

     On the ___ day of August 1998, before me personally came Herman Rush, to me known, who, being by me duly sworn did depose and say that he has an address at 345 N. Maple Drive, Suite 297, Beverly Hills, California 90210; that he is President of FIRST INTERNET INNOVATIONS, INC., a Managing Member of NEW TECH ENTERTAINMENT, LLC, a Delaware limited liability company, and that he executed the foregoing instrument on behalf of said company.

                                            ------------------------------------
                                            Notary Public

STATE OF NEW YORK                      )
                                       :   ss.:
COUNTY OF NEW YORK                     )

     On this ___ day of August, 1998, before me personally came Mark Graff, to me known, who, being by me duly sworn did depose and say that he has an address at 611 Broadway, Suite 308, New York, New York 10012; that he is the President of AMERICAN INTERACTIVE MEDIA, INC., a New York corporation; and that he executed the foregoing instrument on behalf of said corporation.

                                            ------------------------------------
                                            Notary Public

                                   SCHEDULE A

                                    Projects

Romance Land

Pop City

Sci-Fi Universe

Crimebeat

I Need Help

Stork Club

Cartoonland

Platinum

Biz Buzz

                                   SCHEDULE B

                          Names, Addresses, Percentage
                    Interest and Initial Capital Contribution
                                 of Each Member

   Name and Address of                     Percentage of         Initial Capital
         Member                              Interests            Contribution
   -------------------                     -------------         ---------------

American Interactive Media, Inc.                50%                 $1,000.00
611 Broadway
Suite 308
New York, New York  10012

New Tech Entertainment, LLC                     50%                 $1,000.00
345 North Maple Drive
Suite 297
Beverly Hills, California  90210               ___                  __________

                                               100%                 $2,000.00
                                               ===                  =========

                                   SCHEDULE D

                             Third Party Agreements

1. I Need Help (Letter Agreement dated March 5, 1998. Re: Creation of a Joint Venture between New Tech Entertainment, LLC and Montel Productions, Inc.);

2. Platinum/Stork Club (Letter Agreement dated January 2, 1996. Re: Creation of a Joint Venture between Alvin Cooperman Productions, Inc. and Rush Associates, Inc., together with the Assignment to New Tech Productions, Inc.);

3. Biz Buzz (Entertainment Career Opportunities LLC Operating Agreement dated as of October 24, 1997);

4. Pop City (Letter Agreement dated June 13, 1996 between Dick Clark Productions, Inc. and New Tech Productions, Inc.);

5.   Crimebeat   (Joint  Venture   Agreement   dated  August  14,  1996  between
     Grosso-Jacobson Productions, Inc. and New Tech Production, Inc.);

6. Sci-Fi Universe (Letter Agreement dated August 14, 1996. Re: Creation of a Joint Venture between New Tech Productions, Inc. and Melis Productions, Inc.);

7.   Cartoonland  (Operating  Agreement of Scheimer/New Tech Productions,  LLC);
     and

8. Romance Land (Joint Venture Agreement dated October 15, 1997 between Alan Wagner Productions, Inc. d/b/a Boardwalk Entertainment and New Tech Productions, Inc.).

                                   SCHEDULE E

                       Name and Address of the Authorized

                         Representatives of each Member

AIM
---

Mr. Mark Graff
American Interactive Media, Inc.
611 Broadway
Suite 308
New York, New York  10012

Mr. William Zaccheo
1618 North Fairfax Avenue
Los Angeles, California  90046

New Tech
--------

Mr. Herman Rush
New Tech Entertainment, LLC
345 North Maple Drive
Suite 297
Beverly Hills, California  90210

Ms. Gail Sonnenschein
31 West 56th Street
New York, New York  10019

Mr. Howard Sonnenschein
31 West 56th Street
New York, New York  10019

                                   SCHEDULE F

                                Rejected Projects

Great Women

The Great America

One Times Square

Las Vegas World